POWER OF ATTORNEY

I, Heather R. Higgins, as Trustee and Chair of the Board of Trustees of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen, Philip T. Hinkle and Nadeea Zakaria, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee and Chair of the Board of Trustees of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Prime Institutional Fund	UBS Prime Reserves Fund
UBS Select Prime Preferred Fund	UBS Prime Preferred Fund

Signature	Title	Date

/s/ Heather R. Higgins Heather R. Higgins	Trustee and Chair of the Board of Trustees	May 22, 2024

POWER OF ATTORNEY

I, Richard R. Burt, as Trustee of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen, Philip T. Hinkle and Nadeea Zakaria, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Prime Institutional Fund	UBS Prime Reserves Fund
UBS Select Prime Preferred Fund	UBS Prime Preferred Fund

Signature	Title	Date

/s/ Richard R. Burt Richard R. Burt	Trustee	May 22, 2024

POWER OF ATTORNEY

I, Bernard H. Garil, as Trustee of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen, Philip T. Hinkle and Nadeea Zakaria, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Prime Institutional Fund	UBS Prime Reserves Fund
UBS Select Prime Preferred Fund	UBS Prime Preferred Fund

Signature	Title	Date

/s/ Bernard H. Garil Bernard H. Garil	Trustee	May 22, 2024

POWER OF ATTORNEY

I, Virginia G. Breen, as Trustee of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen, Philip T. Hinkle and Nadeea Zakaria, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Prime Institutional Fund	UBS Prime Reserves Fund
UBS Select Prime Preferred Fund	UBS Prime Preferred Fund

Signature	Title	Date

/s/ Virginia G. Breen Virginia G. Breen	Trustee	May 22, 2024

POWER OF ATTORNEY

I, David R. Malpass, as Trustee of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen, Philip T. Hinkle and Nadeea Zakaria, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Prime Institutional Fund	UBS Prime Reserves Fund
UBS Select Prime Preferred Fund	UBS Prime Preferred Fund

Signature	Title	Date

/s/ David R. Malpass David R. Malpass	Trustee	May 22, 2024

POWER OF ATTORNEY

I, Mark E. Carver, as President of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen, Philip T. Hinkle and Nadeea Zakaria, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as President of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Prime Institutional Fund	UBS Prime Reserves Fund
UBS Select Prime Preferred Fund	UBS Prime Preferred Fund

Signature	Title	Date

/s/ Mark E. Carver Mark E. Carver	President	May 22, 2024